                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) MARCH 19, 2002
                                                          --------------


                         HORIZON MEDICAL PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

          GEORGIA                        000-24025              58-1882343
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)



         ONE HORIZON WAY
           P.O. BOX 627
         MANCHESTER, GEORGIA                                       31816
(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code: 706-846-3126


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

         Attached as Exhibit 99.1 and incorporated herein by reference is a press release issued by Horizon Medical Products, Inc. on March 19, 2002.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

         Exhibit
         Number            Description
         -------           -----------
           99.1            Press release dated March 19, 2002.


                                       2
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                         HORIZON MEDICAL PRODUCTS, INC.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                HORIZON MEDICAL PRODUCTS, INC.
                                                ------------------------------
                                                         (Registrant)


March 20, 2002                                  By:/s/ William E. Peterson, Jr.
                                                   -----------------------------
                                                   William E. Peterson, Jr.
                                                   President and Secretary